Aflac Incorporated

Supplemental 1Q20 Earnings Slides

April 29, 2020

investors.aflac.com

Forward-Looking Statements and Non-U.S.GAAP Financial Measures

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as "expect," "anticipate," "believe," "goal," "objective," "may," "should," "estimate," "intends," "projects," "will," "assumes," "potential," "target," "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements.

The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements:

- *the effects of COVID-19 and any resulting economic effects and government interventions on the Company's business and financial results*
- *ability to attract and retain qualified sales associates, brokers, employees, and distribution partners*
- *events related to the ongoing Japan Post investigation and other matters*
- *competitive environment and ability to anticipate and respond to market trends*
- *deviations in actual experience from pricing and reserving assumptions*
- *ability to continue to develop and implement improvements in information technology systems*
- *defaults and credit downgrades of investments*
- *exposure to significant interest rate risk*
- *concentration of business in Japan*
- *limited availability of acceptable yen-denominated investments*
- *failure to comply with restrictions on policyholder privacy and information security*
- *interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems*
- *catastrophic events including, but not necessarily limited to, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events*
- *difficult conditions in global capital markets and the economy*
- *ability to protect the Aflac brand and the Company's reputation*
- *extensive regulation and changes in law or regulation by governmental authorities*
- *foreign currency fluctuations in the yen/dollar exchange rate*
- *tax rates applicable to the Company may change*
- *decline in creditworthiness of other financial institutions*
- *significant valuation judgments in determination of amount of impairments taken on the Company's investments*
- *U.S. tax audit risk related to conversion of the Japan branch to a subsidiary*
- *subsidiaries' ability to pay dividends to the Parent Company*
- *decreases in the Company's financial strength or debt ratings*
- *inherent limitations to risk management policies and procedures*
- *concentration of the Company's investments in any particular single-issuer or sector*
- *differing judgments applied to investment valuations*
- *ability to effectively manage key executive succession*
- *changes in accounting standards*
- *level and outcome of litigation*
- *allegations or determinations of worker misclassification in the United States*

Non-U.S. GAAP Financial Measures and Reconciliations

In this presentation, Aflac Incorporated presents certain financial information that is not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). These "non-U.S. GAAP financial measures" are meant to be supplemental to the U.S. GAAP measures that Aflac Incorporated presents. Refer to slides and the Appendix for definitions of these measures and a reconciliation of the non-U.S. GAAP financial measures used in this presentation to the most directly comparable GAAP measures, or an explanation of why such a reconciliation is not provided

Our Response to COVID-19

Focusing on what is important

Workforce

Working from Home

- Over 75% of our employees in Japan
- Over 90% of our employees in the U.S.

Enhanced benefits for employees

- Extended paid leave
- Cover 100% of the cost for COVID-19 tests and waive copays for related telemedicine for U.S. employees

Field force

- Zero-interest loans for agents

Policyholders

Enhanced benefits

- Grace periods
- Liberal claims payments to include an expanded definition of hospitalization
- Expanded coverage under Accident plans in Japan to COVID-19-related death or serious disability
- Accepting telemedicine diagnosis

Community

Philanthropic gifts

- $10 million in gifts, including:
  - » $3 million to Direct Relief
  - » $2 million to Global Center for Medical Innovation
  - » ¥300 million to Japan Medical Association
  - » ¥200 million to 3 municipalities in Japan
    - Chofu City
    - Osaka Prefecture
    - Kobe City

Well-being of shareholders

- Virtual shareholders meeting on May 4th

Sales Affected in Final Weeks of 1Q20

Challenges remain at least for the near term

Total Sales	1Q20 Δ	April 2020 est. Δ	Drivers
Aflac U.S.	-5.2%	-55%	COVID-19
Aflac Japan	-25.4%	-65%	COVID-19 and Japan Post

Defending our distribution franchises

Aflac Japan

- Focused on exclusive agencies and walk-in shops
- Interest-free loans
- Rent assistance for walk-in shops
- Alternatives to face-to-face sales:
  - direct mail and telephone campaigns
  - web-based sales at the worksite
  - smartphone-based insurance application

Aflac U.S.

- Worksite sales leveraging:
  - Enrollment call center
  - Video enrollment through co-browsing
  - Self-enrollment
- Recruiting pipeline
  - Virtual recruiting and video conferencing
- Interest-free loans to agents
- Continued buildout of Consumer Markets
- Group Benefits (Zurich North America)

Continued Strength in Core Benefit Ratios

COVID-19 in early stages with little claims impact

2020 Benefit Ratio Outlook	1Q20 Benefit Ratio	2020 Benefit Ratio Outlook	1Q20 Benefit Ratio
68.0 to 70.0%	69.4%	49.0 to 51.0%	48.1%
Aflac Japan		**Aflac U.S.**	

Aflac Japan

- ¥1.8 million in 1Q20 COVID-19 claims
- ¥500 million IBNR increase related to COVID-19
- Expenses for the remainder of the year expected to remain stable:
  - Reduced overall activity
  - ¥2 billion paperless initiative
  - Franchise defensive investments

Aflac U.S.

- No material 1Q20 COVID-19 claims
- $3.0 million IBNR increase related to COVID-19
- Expenses for the remainder of the year expected to remain stable:
  - Reduced overall activity
  - Growth investments move forward
  - Franchise defensive investments

Key Variables Looking Forward

Confirmed Cases, Rate of Hospitalization, Regulatory and Legislative Response, the Economy

COVID-19 Claims Sensitivity

Stress-Testing Positions Aflac to Protect the Following:

- The promises we make to our policyholders when they need us most
- Our strong insurance financial strength ratings and access to capital
- Preserving our strong regulatory standing with transparent communication
- The strength of the franchise and ability to defend and invest without disruption, and
- Defending our 37-year track record of increasing our common stock dividend

COVID-19 Stress Testing Recognizes Uncertainty

- **Morbidity Exposure:** Japan medical coverage; U.S. hospitalization, intensive care, disability and wellness coverage
- **Approach:** 1) monitor third-party models; 2) apply a stress margin; 3) build in a range to reflect scenarios

Aflac Japan	Aflac U.S.
• **Key Variables:** » Average days in the hospital » Hospitalization rate of 100% (infectious disease) » Industry adoption of special practices » Point estimate of 1.2 million people hospitalized	• **Key Variables**: » Average days in the hospital and ICU » Hospitalization rates age banded (20% to 70%) » Short-term disability rates of 75% » Point estimate of 1.5 million people hospitalized
Est. Stress Impact*: ~50 to ~100 basis points to benefit ratio	**Est. Stress Impact*:** ~300 to ~500 basis points to benefit ratio

* Represents the impact to Japan's third sector benefit ratio / U.S segment total benefit ratio for 2020 (isolates COVID-19 related claims)

Group Benefits Acquisition

True Group Life & Disability Benefits - "buy-to-build" growth strategy

Aflac Strategic Rationale	Zurich Group Benefits
Market Expansion Opportunity	**Large-Case Orientation**
Deepen Existing Account Penetration	**A New Entrant Growth Platform**
Increase Broker Distribution Network	**Seasoned Team of Industry Professionals**
Consistent Financial Profile	**State-of-the-Art Capabilities**

Financial Consideration	Phased Integration
• ~$175 million (cash consideration + capital)	• Phase I: Continue current momentum
• Expansion investment required over 3 to 5 years	• Phase II: Integration with full line of Aflac solutions
• Annual run-rate dilution of $.05 to $.06 adjusted EPS*	• Phase III: Expand down market

*Non-GAAP measure; please see Appendix for definitions

Global Investments First Quarter Financial Highlights

- **U.S. GAAP Pretax Impairments / Loss Reserves**
  - Loan credit loss reserves – $82 million; includes CECL provision, $72 million
  - Available-for-sale reserves – $63 million, Energy
- **Stable Net Investment Income**
  - First quarter up $25 million versus plan
  - Full year is expected to be modestly ahead of plan
    - Headwinds – Low rates, challenging loan deployment, potential non-performing loans
    - Tailwinds – Tactical Asset Allocation, reduced loan prepayments, floating rate hedge program
- **Variable (Alternatives) Income**
  - First quarter result at lower end of expected range: $7 million of NII with ~$600 million AUM
  - Expect second quarter reduction
    - Lag effect – valuations influenced by public equity drawdowns
- **Hedge Program**
  - FX hedge 98% locked-in, costs in line with plan
  - Tactical reduction to collars – notional reduced from $12 billion to $9 billion

Proactive De-Risking Has Defensively Positioned Our Portfolio

Strategic Asset Allocation, Greater Diversification and Capital Efficiency

Cumulative De-risking



Cumulative De-risking ($bn)
Since 2015 de-risked $8.5bn
$0.1
$2.7
$3.5
$7.2
$8.5
2015
2016
2017
2018
2019
1Q20

Fixed Maturities BBB and Fallen Angel Exposure[1]



Total BBB
BBB- (included in Total BBB)
Fallen Angels
• 23% reduction in allocation to BBB
• 47% reduction in BBB- from 2016 peak
• Disposed $1.4bn in Fallen Angels
26.7%
24.0%
22.9%
21.4%
21.0%
20.6%
4.3%
5.9%
4.8%
3.3%
2.8%
3.1%
3.0%
2.8%
3.0%
2.3%
1.6%
1.8%
2015
2016
2017
2018
2019
1Q20

Energy Exposure[2]



Total Energy ($bn)
Oil Field Services (% of Energy)
$7.2
$6.4
$6.3
$5.5
$4.9
16%
15%
15%
13%
9%
• 33% reduction in energy
• 60% reduction in oil field services
• 92% is currently IG-rated
2015
2016
2017
2018
2019
1Q20

Public Equity Exposure[3]



Net Invested ($mm)
Market Value ($mm)
Sept 2017 Sales ($528mm)
Aug/Sept 2019 Sales ($292mm)
Dec 2019 Sales ($68mm)
$419
$1,206
$861
$768
$507
$405
$407
$1,105
$576
$579
$219
• $888mm of tactical reductions
• ~$186mm of gains
• 6% annualized return[4]
2015
2016
2017
2018
2019
1Q20

Note: Book values unless otherwise noted. [1] % of total AUM; [2] Face value; [3] Analysis excludes JREIT investments. Portfolios re-invested 100% of dividends; includes cash; GSAM GIVI yen amounts are revaluated to dollars at the average daily exchange rate over the life of the program (110.07); [4] Time-weighted portfolio returns as reported by managers are blended using cumulative invested amount for each portfolio and annualized using the weighted holding period length for all equity portfolios

Consolidated Portfolio Overview [1]

Asset Allocation
AUM: $123 billion


SAA goal of diversification
42.8%
15.6%
4.1%
17.3%
11.3%
7.8%
1.0%
JGB
Yen Private Credit
Yen Public Credit
USD Fixed [2] (Japan)
USD Fixed [2] (US)
USD Floating [3] Rate
Growth [4]

Quality[5]
Avg. Credit Quality: A


Over 94% of rated securities are Investment Grade
1.1%
0.6%
1.2%
2.6%
47.5%
7.2%
8.4%
10.1%
9.2%
5.7%
5.5%
25%
AAA
AA+
AA
AA-
A+
A
A-
BBB+
BBB
BBB-
Below Inv. Grade

Sector Allocation


COVID-19 Most Vulnerable Sectors
44.3%
8.1%
6.1%
5.3%
4.0%
3.3%
3.1%
2.7%
2.7%
2.7%
2.6%
2.0%
1.6%
1.6%
4.6%
2.8%
1.4%
1.0%
Government & Agencies
Banks/Fin Institutions
Public Utilities
Consumer Non-Cyclical
Energy
Communi-cations
Transport
Basic Industry
Consumer Cyclical
Capital Goods
Tech
Muni
Sov. & Supra.
Other Corps
TRE
MML
CML
Growth[4]
Fixed Maturities
Loans

[1] Based on US GAAP Book Values at 3/31/2020 [2] Includes USD corporates, CML, municipals and infra debt; [3] Includes bank loans, MML and TRE; [4] Includes equities and alternatives; [5] % of Total AUM. Not shown 1% in unrated securities (growth assets); amounts may not foot due to rounding

Portfolio Stress Test Under Global Recession Assumptions

Vulnerable Sectors	Total Sector AUM	Vulnerable Exposures	Stress Case Loss Potential	Comments
Fixed Maturities	**($bn)**	**($bn)**	**% of Fixed Maturities AUM[1]**	
Energy	*$5.0*	*$2.2*	0.40%	75% in less volatile sub-sectors Watching ~25% in Independent and Servicer holdings
Consumer Cyclical	*$3.3*	*$0.5*	0.10%	Exposure predominately supported by strong franchises Watching Leisure and Lodging subsectors
Transportation	*$3.9*	*$0.5*	0.20%	90% rated investment grade Watching Airline and Transportation Services exposure
Loan Portfolio			**% of Loan Asset Class[2]**	
Middle Market Loans	*$3.4*	*$1.4*	6.60%	100% first-lien, senior secured, low leverage portfolio Watching medical clinics, fitness, services for large gatherings
Transitional Real Estate	*$5.6*	*$1.3*	0.90%	Supported by conservative LTVs and strong sponsors Watching hotel exposures

Potential Losses Under Base Stress Case of ~$680 millon or approximately 1.0% of all Fixed Maturities and Loans

Stress Test Assumptions		
We factored in a substantial number of downgrades and fallen angels	GDP	2Q down 30% - 50% and a slow recovery begins in 3Q
	Oil Prices	Slowly rises to $10 - $20 by year end
	Shelter in Place	Starts to be relaxed in June/July
	Direct Impact Sectors	Revenue declines of 30% to 80% and have access to expensive capital
	Defaults	Concentrated in BIG energy, MMLs and direct impact sectors

[1] Fixed Maturity AUM (ex. JGBs) is $58.3bn [2] Potential losses calculated as 6.60% and 0.90% of respective individual sector AUM for MML and TRE reflecting their distinct credit profile

MML Portfolio Benefits from Disciplined Underwriting

Well diversified, 100% first lien, low leverage portfolio

MML Portfolio Overview as of March 31, 2020

MML Portfolio Statistics	As of 3/31/2020
Amortized Cost Net of Reserves ($mm)	$3,405
Unique Issuers	286
Average Loan Commitment Size ($mm)	$12
Largest Loan in Portfolio ($mm)	$35
Weighted Average Spread over LIBOR	475 bps
Book Yield (Gross)	6.20%
Average Loan Rating	B+

- Utilize best in class external managers for diversity of underwriting and market positioning
  - Low average commitment size of $12mm
  - Single largest loan $35mm (rating: B)
  - 100% first lien, senior secured loans
  - Strict limits on cov-lite; 12% of total portfolio, all in syndicated mid-market
  - Senior leverage average at closing of 4.3x; strict limits on financial adjustments
- Almost exclusively lend to private equity owned borrowers (99+%)
- Core stress case losses of 6.6%; assumes a 16% default rate and 60% recovery, levels ~30% more severe than peak levels during the financial crisis[1]
- CECL reserve is 2.03% of AUM

MML Portfolio Attributes[2]

Industry



Consumer Cyclical Services, 10%
Food and Beverage, 7%
Consumer Products, 6%
Diversified Manufacturing, 5%
Media and Entertainment, 4%
Automotive, 4%
Others , 32%
Healthcare, 19%
Technology, 12%

EBITDA at Closing



<$15mm, 14%
$15mm - $35mm, 46%
$35mm - $50mm, 19%
>$50mm, 22%

Sr. Leverage at Closing



4.5x - 5.5x 35%
>5.5x 8%
<3.5x 13%
3.5x - 4.5x 44%

[1] Source S&P LCD; [2] % of Amortized Cost net of reserves; amounts may not foot due to rounding

CRE Portfolio is Well-Diversified by Region and Property Type

Conservative Underwriting Discipline

CRE Portfolio Overview as of March 31, 2020

Portfolio Statistics	TRE	CML
Amortized Cost Net of Reserves ($mm)	$5,616	$1,729
Unique Issuers	140	84
Average Loan Commitment Size ($mm)	$46	$21
Largest Loan in Portfolio ($mm)	$178	$75
Weighted Average Spread	319 bps	153 bps
Book Yield (Gross)	4.96%	3.37%
Average Loan Rating	BBB	A+

- 100% investment grade equivalent
- Conservative average LTV of 60%[1]
- 76% of total exposure is to value-add transitional real estate
  - Loans structured for inherent interruptions in cash flow
- 24% of total exposure to fixed-rate term loans with average quality of A+ equivalent
- Retail exposure of 7%; heavily concentrated in grocer-anchored centers
- $1.25 billion most exposed to current economic shock ($1.1 billion of hotels) supported by strong underwriting
- Core stress case losses of 0.9% of TRE AUM based on bottom-up analysis
- CECL reserve is 0.51% of AUM

CRE Portfolio Attributes[2]

Region


West South Central, 13%
Various, 3%
East North Central, 9%
East South Central, 3%
West North Central, 1%
Middle Atlantic, 8%
Mountain, 7%
South Atlantic, 26%
New England, 5%
Pacific, 24%

Property Type


Industrial, 8%
Other, 1%
Hospitality, 15%
Multifamily, 36%
Retail, 7%
Office, 33%

LTV


60-70%, 46%
70-80%, 11%
50-60%, 25%
<50%, 18%

[1] including stabilized LTVs for transitional properties; [2] % of Amortized Cost net of reserves; amounts may not foot due to rounding

1Q20 Financial Position versus 1Q19[1]

Entering the crisis with strength and capacity in margins, capital and liquidity

Adj. ROE*
15.8%

Aflac U.S.

Benefit Ratio
48.1%
-120 bps

Adj. Expense Ratio
38.4%
210 bps

Pretax Profit Margin
19.3%
-40 bps

Aflac Japan

3rd Sector Benefit Ratio
59.0%
60 bps

Adj. Expense Ratio
20.0%
-20bps

Pretax Profit Margin
22.5%
60 bps



Aflac Japan SMR (%)
1,200
800
400
0
961
1043
881
Mar. 2019
Dec. 2019
Mar. 2020
SMR ex-AFS Unreal. Gains
AFS Unreal. Gains



Aflac - Columbus RBC (%)
800
600
400
200
0
704
539
>550
Capital draw down
Mar. 2019
Dec. 2019
Mar. 2020e

*Non-GAAP measure; please see Appendix for reconciliation. [1] Benefit ratios measured to earned premium; expense ratios and pretax margins relative to total revenue *Non-GAAP measure; please see Appendix for reconciliation.

Reinforced Strong Capital and Liquidity

Remaining tactical and supporting ratings and growth

Proactive Measures to Bolster Liquidity and Capital

Liquidity

- **$4.8 billion** of cash at the holding company[1], including:
  - **$1.5 billion** of recent senior unsecured debt issuance optimizing yen and dollar financing mix, while managing duration and low cost of capital
    - **$1 billion** issued on March 30, 2020 with 3.6% coupon, maturing April 1, 2030
    - **¥57 billion** issued on March 12, 2020, across 5.5-year, 10-year, 12-year, and 15-year tenors with a weighted average maturity of 10.7 years and weighted average coupon of 0.62%

Capital

- **¥75 billion** of capital retained in Aflac Life Insurance Japan, Ltd. in 2020 provides approximately [40] points of SMR
- **$75 million** of capital retained in Aflac of Columbus
  - Injecting **$150 million** of capital in our smaller group legal entity, CAIC (Aflac Group)

[1] Cash at holding company is proforma reflecting $1 billion senior debt issuance, which settled April 1, 2020.

Appendix

Definitions of Non-U.S. GAAP Financial Measures

Aflac defines the non-U.S. GAAP measures included in this presentation as follows:

- The Company defines adjusted earnings as the profits derived from operations. The most comparable U.S. GAAP measure is net earnings. Adjusted earnings are adjusted revenues less benefits and adjusted expenses. The adjustments to both revenues and expenses account for certain items that cannot be predicted or that are outside management's control. Adjusted revenues are U.S. GAAP total revenues excluding net investment gains and losses, except for amortized hedge costs/income related to foreign currency exposure management strategies and net interest cash flows from derivatives associated with certain investment strategies. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest cash flows from derivatives associated with notes payable but excluding any nonrecurring or other items not associated with the normal course of the Company's insurance operations and that do not reflect the Company's underlying business performance.
- Adjusted return on equity is calculated using adjusted earnings divided by average shareholders' equity, excluding AOCI. The most comparable U.S. GAAP financial measure is return on average equity (ROE) as determined using net earnings and average total shareholders' equity.

Definitions of Non-U.S. GAAP Financial Measures

- The Company defines adjusted earnings per share (basic or diluted) to be adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The most comparable U. S. GAAP measure is net earnings per share.
- The Company computes adjusted earnings excluding current period foreign currency impact using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. The most comparable U.S. GAAP measure is net earnings.
- Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign exchange risks in the Company's Japan segment or in the Corporate and Other segment. These amortized hedge costs/ income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight line basis over the term of the hedge. There is no comparable U.S. GAAP financial measure for amortized hedge costs/ income.
- The Company defines adjusted book value per share as adjusted book value at the period end divided by the outstanding common shares at the period end. The most comparable U.S. GAAP measure is total book value per share.
- The Company defines adjusted return on equity excluding foreign currency impact as adjusted earnings excluding the current period foreign currency impact divided by average shareholders' equity, excluding accumulated other comprehensive income (AOCI). The most comparable U.S. GAAP financial measure is return on average equity (ROE) as determined using net earnings and average total shareholders' equity.

Strong Liquidity

Reinforced by recent issuance in March and April 2020; nearest maturity is 2023

Debt Maturity Profile ($ millions)[1]



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Yen Hybrid Call Date
Yen Senior (USD Equivalent)
USD Senior
275
550
391
114
46
550
1000
700
750
450
300
345
85
190
139
90
97
82
58
224
257
400
550
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
...
46
47
48
49

Liquidity bolstered by recent issuance:

- **¥57 bn** Global Yen senior notes on March 12, 2020, across 5.5-year, 10-year, 12-year, and 15-year tenors with a weighted average maturity of 10.7 years and weighted average coupon of 0.62%
- **$1 bn** senior notes on March 30, 2020, maturing April 1, 2030

1 JPYUSD rate of 109.56 used for all Yen maturities.

1Q20 Financial Position[1]

Benefit ratios and pretax profit margins provide capacity to absorb elevated losses

Aflac Incorporated	1Q20	Δ yoy
Net EPS	$0.78	-36.6%
Adjusted EPS*	$1.21	8.0%
Adjusted EPS ex-FX*	$1.20	7.1%
Book Value / share	$36.75	5.3%
Adjusted Book Value / share*	$30.92	7.0%
ROE	8.2%	-680bps
Adjusted ROE*	15.8%	–

Corporate and Other	1Q20	Δ yoy
Amortized Hedge Income	$29 mm	45.0%
Net Investment Income	$53 mm	26.2%

- Expect Corporate and Other to record a pretax loss of $100-120 million for 2020

Aflac Japan	1Q20	Δ yoy
Total Net Premiums	¥343.1 bn	-2.1%
Net Investment Income	75.9 bn	2.5%
Benefit Ratio	69.4%	30bps
Third Sector Benefit Ratio	59.0%	60bps
Total Adjusted Expense Ratio	20.0%	-20bps
Pretax Profit Margin	22.5%	60bps

Aflac U.S.	1Q20	Δ yoy
Total Net Premiums	$1,483 mm	1.5%
Net Investment Income	$177 mm	–
Benefit Ratio	48.1%	-120bps
Total Adjusted Expense Ratio	38.4%	210bps
Pretax Profit Margin	19.3%	-40bps

[1] Benefit ratios measured to earned premium; expense ratios and pretax margins relative to total revenue *Non-GAAP measure; please see Appendix for definitions.

Reconciliation of U.S. GAAP Book Value per Share[1]

(Three Months Ended March 31, In Millions of Dollars)

	2020	2019	% Inc.
U.S. GAAP book value	$ 26,402	$ 26,049	
Less:			
Unrealized foreign currency translation gains (losses)	(1,543)	(1,848)	
Unrealized gains (losses) on securities and derivatives	6,008	6,535	
Pension liability adjustment	(277)	(206)	
Total AOCI	4,188	4,481	
Adjusted book value[2]	$ 22,214	$21,568	
Add:			
Unrealized foreign currency translation gains (losses)	(1,543)	(1,848)	
Adjusted book value including unrealized foreign currency translation gains (losses)[3]	$ 20,671	$19,720	
Number of outstanding shares at end of period	718,382	746,487	
U.S. GAAP book value per common share	$36.75	$34.90	5.3%

[1] Amounts may not foot due to rounding.
[2] Adjusted book value is the U.S. GAAP book value (representing total shareholder's equity), excluding AOCI (as recorded on the U.S. GAAP balance sheet).
[3] Adjusted book value including unrealized foreign currency translation gains (losses) is adjusted book value plus unrealized foreign currency translation gains (losses).

Reconciliation of U.S. GAAP Return on Equity to Adjust ROE[1]

(Three Months Ended March 31, In Millions of Dollars)

	2020	2019
Net earnings – U.S. GAAP ROE[2]	8.2	15.0
Impact of excluding unrealized foreign currency translation gains (losses)	(0.6)	(1.3)
Impact of excluding unrealized gains (losses) on securities and derivatives	2.7	3.7
Impact of excluding pension liability adjustment	(0.1)	(0.1)
Impact of excluding AOCI	2.0	2.3
U.S. GAAP ROE – less AOCI	10.2	17.3
Differences between adjusted earnings and net earnings[3]	5.7	(1.5)
Adjusted ROE - reported	15.8	15.8
Less: Impact of foreign currency[4]	0.2	N/A
Adjust ROE, excluding impact of foreign currency	15.7	15.8

[1]Amounts presented may not foot due to rounding.
[2]U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
[3]See separate reconciliation of net income to adjusted earnings.
[4] Impact of foreign currency is calculated by restating all foreign currency components of the income statement to the weighted average foreign currency exchange rate for the comparable prior year period. The impact is the difference of the restated adjusted earnings compared to reported adjusted earnings. For comparative purposes, only current period income is restated using the weighted average prior period exchange rate, which eliminates the foreign currency impact for the current period. This allows for equal comparison of this financial measure.

Reconciliation of Net Earnings to Adjusted Earnings per Share[1]

(Three Months Ended March 31, In Millions of Dollars)

	2020	2019	% Inc.
Net earnings per diluted share	$ 0.78	$1.23	(36.6)%
Items impacting net earnings:			
Net investment (gains) losses	0.62	(0.14)	
Other and non-recurring (income) loss	0.02	–	
Income tax (benefit) expense on items excluded from adjusted earnings	(0.20)	0.03	
Adjusted earnings per diluted share	$ 1.21	$1.12	8.0%
Current period foreign currency impact[2]	(0.01)	N/A	
Adjusted earnings excluding current period foreign currency impact[3]	$1.20	$1.12	7.1%

[1]Amounts may not foot due to rounding.
[2] Prior period foreign currency impact reflected as "N/A" to isolate change for current period only.
[3] Amounts excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes..